                                  EXHIBIT 99.2

WaMu Mortgage Pass-Through Certificates, Series 2004-AR9
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

New Issue Marketing Materials

$ 843,624,000 (Approximate)

WaMu Mortgage Pass-Through Certificates,
Series 2004-AR9

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc. Co-Lead Manager and Book-Runner
WaMu Capital Corp. Co-Lead Manager and Book-Runner

All statistical Information is preliminary and based upon Information as of July
1, 2004.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials")  are  privileged and intended for use by the addressee  only.  These
Computational  Materials  have been  prepared  by Bear,  Stearns & Co.  Inc.  in reliance  upon  information  furnished by the issuer of the  securities  and its affiliates.  These Computational  Materials are furnished to you solely by Bear,
Stearns & Co.  Inc.  and not by the  issuer of the  securities.  They may not be provided to any third party other than the  addressee's  legal,  tax,  financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Bear, Stearns & Co. Inc. ARM Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                             $843,624,000 (Approx.)
            WaMu Mortgage Pass-Through Certificates, Series 2004-AR9
                          5/1 Hybrid ARM Mortgage Loans
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------

                                                Credit
                                Expected      Enhancement                     WAL      Pmt Window
              Certificate       Ratings       Percentage      Interest    (Years)(3)    (Months)    Certificate Type
   Class        Size (1)     S&P / Moody's        (2)        Rate Type                     (3)
---------------------------------------------------------------------------------------------------------------------
                          PUBLICLY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------
    A-1        $405,000,000     AAA/Aaa          3.55%        WAC (4)        2.95       1-59 (59)      Senior PT
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------
    A-2         $81,504,000     AAA/Aaa          3.55%       Fixed (5)       0.50       1-12 (12)      Senior SEQ
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------
    A-3         $39,966,000     AAA/Aaa          3.55%       Fixed (5)       1.25       12-18 (7)      Senior SEQ
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------
    A-4          $60,999,000    AAA/Aaa          3.55%       Fixed (5)       2.00      18-30 (13)      Senior SEQ
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------
    A-5         $50,467,000     AAA/Aaa          3.55%        WAC (4)        3.00      30-43 (14)      Senior SEQ
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------
    A-6         $48,173,000     AAA/Aaa          3.55%        WAC (4)        4.20      43-59 (17)      Senior SEQ
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------
    A-7        $133,716,000     AAA/Aaa          3.55%        WAC (4)        4.92       59-59 (1)      Senior SEQ
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------
    B-1         $10,624,000      AA/Aa2          2.30%        WAC (4)                                Subordinate PT
------------ --------------- --------------- -------------- -------------      Not Provided          ----------------
    B-2          $7,649,000       A/A2           1.40%        WAC (4)                                Subordinate PT
------------ --------------- --------------- -------------- -------------                           -----------------
    B-3          $5,526,000     BBB/Baa2         0.75%        WAC (4)                                Subordinate PT
---------------------------------------------------------------------------------------------------------------------
                         PRIVATELY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------
    B-4          $3,400,000      BB/NR           0.35%        WAC (4)                                Subordinate PT
------------ --------------- --------------- -------------- -------------    Not Offered Hereby     -----------------
    B-5          $1,700,000       B/NR           0.15%        WAC (4)                                Subordinate PT
------------ --------------- --------------- -------------- -------------                           -----------------
    B-6          $1,276,000    Not Rated          ---         WAC (4)                                Subordinate PT
------------ --------------- --------------- -------------- -------------   ----------------------  -----------------

1.   The Certificates Sizes are approximate and subject to a +/- 10% variance.

2.   The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

3.   WALs and Payment Windows are run to the Auction Distribution Date for the
     Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 and to
     the Weighted Average Roll Date for the other Certificates at 20% CPR.

4.   The Class A-1, Class A-5, Class A-6, Class A-7 and Class B Certificates
     will have a certificate interest rate equal to the Weighted Average
     Pass-Through Rate of the Mortgage Loans. The certificate interest rate for the first interest accrual period is expected to be approximately 4.423%.

5.   For every Distribution Date on or prior to the Auction Distribution Date
     (as described herein), the Class A-2, Class A-3 and Class A-4 Certificates will have a certificate interest rate equal to the lesser of (a) the fixed interest rate for the related certificate and (b) the Weighted Average
     Pass-Through Rate of the Mortgage Loans. After the Auction Distribution
     Date, the Class A-2, Class A-3 and Class A-4 Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Mortgage Loans.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor/Master Servicer:    Washington Mutual Mortgage Securities Corp.

Servicer:  Washington Mutual Bank, FA

Underwriters:  Bear, Stearns & Co., Inc. (co-lead manager and book-runner), WaMu
Capital Corp. (co-lead manager and book-runner).

Trustee:  Deutsche Bank National Trust Company

Cut-off Date:  July 1, 2004

Closing Date:  July 23, 2004

Rating  Agencies:  Moody's  Investors  Service,  Inc. and  Standard & Poor's,  a
division of The McGraw-Hill Companies, Inc.

Legal Structure:  REMIC

Optional Call:  5% cleanup call (aggregate portfolio)

Distribution  Date: 25th of each month or next business day,  commencing  August
25th, 2004.

Form of Registration: The Publicly Offered Certificates will be issued in book-entry form through DTC and can be made available through Clearstream and
Euroclear.

ERISA: The Class A, Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

SMMEA:  The  Class A and Class  B-1  Certificates  are  expected  to  constitute
"mortgage related securities" for purposes of SMMEA.

Interest Accrual Period: The interest accrual period on the Certificates (except for the Class A-2 and Class A-3 Certificates) for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs
(on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Class A (other than the Class A-2 and Class A-3 Certificates) and Class B
Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (22 days).

The interest accrual period for the Class A-2 and Class A-3 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the
24th day of the month during which such Distribution Date occurs (on a 30/360 basis). On the Closing Date the Class A-2 and Class A-3 will settle flat.

Advancing Obligation: The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest: On each Distribution Date, the Master Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from prepayments in full
("Payoffs") made from the 15th day of the calendar month preceding the
Distribution Date to the last day of the month and (2) the sum of (a) the applicable monthly master servicing fee, (b) any reinvestment income realized by the Master Servicer relating to Payoffs made during the period beginning on the
15th day of the preceding calendar month and ending on the 14th day of the month of the Distribution Date and (c) interest payments on Payoffs received during the period of the first day through the 14th day of the month of the
Distribution Date.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Servicing Fee: 0.375% per annum of the principal balance of each Mortgage Loan.

Master Servicing Fee:  0.050% per annum of the principal balance of each Mortgage Loan.

Weighted Average Pass-Through
Rate: For each Distribution Date, the weighted average mortgage interest rate on the Mortgage Loans less the per annum rates at which the servicing fee and master servicing fee is calculated.

Weighted Average Roll Date:  The Distribution Date occurring in June 2009.

Mandatory Auction Certificates:  The Class A-2, Class A-3, Class A-4, Class A-5,
Class A-6 and Class A-7 Certificates.

Mandatory Auction: Five business days prior to the Distribution Date in June 25,
2009 (the "Auction Distribution Date"), the Auction Administrator will auction the Mandatory Auction Certificates to third-party investors. The proceeds of the auction and amounts received from the Counterparty, if any, will be paid to the
Auction Administrator who will then distribute an amount equal to the Par Price to the holders of the Certificates on their respective Auction Distribution
Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

The Counterparty, pursuant to a Par Price Payment Agreement with the Auction
Administrator, will agree to pay the excess, if any, of the Par Price over the
Auction Price.

Auction Administrator:  Deutsche Bank National Trust Company

Counterparty:  An entity,  the long term debt  obligations of which are rated at least "AA" by S&P, "AA" by Fitch and/or "Aa2" by Moody's.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price: The price at which the Auction Administrator sells each of the
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates
to third party investors.

Par Price: With respect to each of the Class A-4, Class A-5, Class A-6 and Class
A-7 Certificates, the sum of (i) the principal balance of the related Class A-4,
Class A-5, Class A-6 and Class A-7 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class
A-4, Class A-5, Class A-6 and Class A-7 Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the
Auction Distribution Date, on such reduced balance.

With respect to each of the Class A-2 and Class A-3 Certificates, such classes principal balance after reducing the principal balance of such class by principal distributions and losses on the Auction Distribution Date.

Collateral Description: As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein is expected to be approximately $850
Million with an average balance of approximately $621,582. The Mortgage Loans are non-convertible, adjustable rate One-Year CMT or One-Year LIBOR indexed
Mortgage Loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the "5/1 ARM").

Each mortgage loan is either 1) interest only for the first five years and then converts to fully-amortizing over the remaining term of the loan or 2) is fully-amortizing for the original term of the loan. The Mortgage Loans are secured by first liens on one- to four-family residential properties.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Below are the approximate assumed general  characteristics of the Mortgage Loans as of July 1, 2004:

---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
           Loan                 % of       Gross       Net       WAM       Gross       Net       Rate        Roll
           Type                 Pool        WAC        WAC      (mos)     Margin     Margin      Caps        (mos)
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
  5/1 CMT - Fully Amort.        7.00%      5.077%    4.652%      359      2.750%     2.325%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
  5/1CMT - Interest Only       91.17%      4.833%    4.408%      359      2.748%     2.323%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
 5/1 LIBOR - Fully Amort.       1.05%      4.837%    4.412%      359      2.250%     1.825%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
 5/1 LIBOR - Interest Only      0.79%      4.581%    4.156%      358      2.250%     1.825%      5/2/5        58
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
          Total:               100.00      4.848%    4.423%      359      2.739%     2.314%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------

Approximately 92% (by principal balance) of the mortgage pool allows for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loan's balance will fully amortize over its remaining term.

Approximately 10% of the mortgage pool will be subject to prepayment penalties if the borrower prepays their mortgage loan in full. Generally, if the borrower repays their loan in any of years one through three after origination they would be required to pay an additional 3%, 2% and 1%, respectively, of such loans outstanding principal balance. Certificateholders are not entitled to the prepayment penalties.

NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage
Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:  Credit Enhancement for the Certificates will be provided by a  senior/subordinate  shifting  interest  structure.  The Class B  Certificates provide credit enhancement for the Class A Certificates.

Cash-Flow Description: Distributions on the Certificates will be made on the
25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:

1.  Payment of  interest to the  holders of the Class A  Certificates  at a rate equal to their  Certificate  Interest Rate (as described in notes 4 and 5 to the table on Pages 3 hereof);

2. Payment of principal to the holders of the Class A Certificates  in an amount equal to the Senior Principal Distribution Amount, concurrently, paid pro rata:

a)  To  the  Class  A   Certificates   (except  the  Class  A-1   Certificates),
sequentially,  principal,  until their respective certificate principal balances are reduced to zero;

b) To the Class A-1  Certificates,  principal  until its  certificate  principal balance is reduced to zero;

3.  Payment  of  interest  and  principal   sequentially   to  the   Subordinate
Certificates in order of their numerical class designations,  beginning with the
Class B-1  Certificates,  so that each such Class shall  receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 4 to the table on Page 3), and (b) principal in an amount equal to such class' pro rata share of the Subordinate Principal Distribution Amount.

The Senior Principal Distribution Amount will generally be comprised of the
Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting
Interest."

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The Subordinate Principal Distribution Amount for each Distribution Date will generally be comprised of the pro rata share for the Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior
Certificates.

Shifting Interest: The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including July 2011. The Senior
Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%,
40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Subordinate Certificates, does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50%
of the aggregate principal balance of the Subordinate Certificates as of the
Closing Date for each test date.

Notwithstanding the foregoing, if after July 2007 the current Subordinate
Percentage is greater than or equal to two times the initial Subordinate
Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Subordinate Certificates, does not exceed 50% and (ii)
cumulative realized losses for the Mortgage Loans allocated to the Subordinate
Certificates, as a percentage of the aggregate class principal balance of the subordinate certificates as of the Closing Date, do not exceed 30%, then prepayments will be allocated on a pro rata basis between the Senior
Certificates on the one hand and the Subordinate Certificates on the other.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

If in or before July 2007 the current Subordinate Percentage is greater than or equal to two times the initial Subordinate Percentage and (i) the performance trigger described in clause (i) of the immediately preceding paragraph is met and (ii) cumulative realized losses for the Mortgage Loans allocated to the
Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed
20%, then 50% of the Subordinate Certificates' pro rata share of prepayments will be allocated to the Subordinate Certificates.

Notwithstanding the foregoing, in the event the current Senior Percentage exceeds the initial Senior Percentage, the Senior Certificates will receive all unscheduled prepayments.

Allocation of Losses: Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6
Certificates, until the aggregate Class Principal Balance of Class B
Certificates have been reduced to zero. Thereafter, Realized Losses on the
Mortgage Loans will be allocated to the Class A Certificates.

  Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the
Certificates on a pro-rata basis.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information  purposes only, and does not  constitute  an offer to sell,  nor a  solicitation  of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein will be superseded by information  contained in term sheets circulated after the date  hereof and by  information  contained  in the  Prospectus  and  Prospectus
Supplement  for this  transaction.  An  offering  may be made only  through  the delivery of the Prospectus and Prospectus Supplement.

   This information is furnished to you solely by Bear Stearns & Co. Inc. ("Bear") and not by the issuer of the securities or any of its affiliates. Bear is acting as an underwriter in connection with the proposed transaction

Class B-1 to the Weighted Average Roll Date
------------------------------------------------------------------------------------------------------------
  96.00000      5%CPR       10%CPR      15%CPR      20%CPR     25%CPR      30%CPR     35%CPR      40%CPR
------------- ----------- ----------- ----------- ----------- ---------- ----------- ---------- ------------
 Yield (%)       5.34        5.34        5.34        5.39       5.45        5.50       5.57        5.65
  WAL(yrs)       4.91        4.91        4.88        4.62       4.35        4.10       3.83        3.57
 Start Date   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004  8/25/2004   8/25/2004   8/25/2004
  End Date    6/25/2009   6/25/2009   6/25/2009   6/25/2009   6/25/2009  6/25/2009   6/25/2009   6/25/2009

Class B-1 to Maturity
------------------------------------------------------------------------------------------------------------
  96.00000      5%CPR       10%CPR      15%CPR      20%CPR     25%CPR      30%CPR     35%CPR      40%CPR
------------- ----------- ----------- ----------- ----------- ---------- ----------- ---------- ------------
 Yield (%)       4.84        4.90        5.00        5.12       5.23        5.33       5.43        5.54
  WAL(yrs)      16.47       12.96        9.54        7.31       6.04        5.22       4.57        4.05
 Start Date   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004  8/25/2004   8/25/2004   8/25/2004
  End Date    7/25/2034   7/25/2034   7/25/2034   7/25/2034   7/25/2034  7/25/2034   7/25/2034   7/25/2034

Class B-2 to the Weighted Average Roll Date
------------------------------------------------------------------------------------------------------------
  95.25000      5%CPR       10%CPR      15%CPR      20%CPR     25%CPR      30%CPR     35%CPR      40%CPR
------------- ----------- ----------- ----------- ----------- ---------- ----------- ---------- ------------
 Yield (%)       5.52        5.52        5.53        5.58       5.65        5.72       5.80        5.89
  WAL(yrs)       4.91        4.91        4.88        4.62       4.35        4.10       3.83        3.57
 Start Date   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004  8/25/2004   8/25/2004   8/25/2004
  End Date    6/25/2009   6/25/2009   6/25/2009   6/25/2009   6/25/2009  6/25/2009   6/25/2009   6/25/2009

Class B-2 to Maturity
------------------------------------------------------------------------------------------------------------
  95.25000      5%CPR       10%CPR      15%CPR      20%CPR     25%CPR      30%CPR     35%CPR      40%CPR
------------- ----------- ----------- ----------- ----------- ---------- ----------- ---------- ------------
 Yield (%)       4.91        4.98        5.11        5.26       5.39        5.51       5.63        5.76
  WAL(yrs)      16.47       12.96        9.54        7.31       6.04        5.22       4.57        4.05
 Start Date   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004  8/25/2004   8/25/2004   8/25/2004
  End Date    7/25/2034   7/25/2034   7/25/2034   7/25/2034   7/25/2034  7/25/2034   7/25/2034   7/25/2034

                            *Yield Tables are run from a Closing Date of July 23, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

   This information is furnished to you solely by Bear Stearns & Co. Inc. ("Bear") and not by the issuer of the securities or any of its affiliates. Bear is acting as an underwriter in connection with the proposed transaction.

Class B-3 to the Weighted Average Roll Date
--------------------------------------------------------------------------------------------------------------
94.62500        5%CPR       10%CPR      15%CPR      20%CPR     25%CPR      30%CPR       35%CPR       40%CPR
------------- ----------- ----------- ----------- ----------- ---------- ------------ ------------ -----------
 Yield (%)       5.68        5.68        5.68        5.75       5.82        5.90         5.99         6.10
  WAL(yrs)       4.91        4.91        4.88        4.62       4.35        4.10         3.83         3.57
 Start Date   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004   8/25/2004
  End Date    6/25/2009   6/25/2009   6/25/2009   6/25/2009   6/25/2009   6/25/2009    6/25/2009   6/25/2009

Class B-3 to Maturity
--------------------------------------------------------------------------------------------------------------
  94.62500      5%CPR       10%CPR      15%CPR      20%CPR     25%CPR      30%CPR       35%CPR       40%CPR
------------- ----------- ----------- ----------- ----------- ---------- ------------ ------------ -----------
 Yield (%)       4.97        5.05        5.20        5.37       5.52        5.66         5.80         5.95
  WAL(yrs)      16.47       12.96        9.54        7.31       6.04        5.22         4.57         4.05
 Start Date   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004   8/25/2004
  End Date    7/25/2034   7/25/2034   7/25/2034   7/25/2034   7/25/2034   7/25/2034    7/25/2034   7/25/2034

                            *Yield Tables are run from a Closing Date of July 23, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions
(parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents)
and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for
Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR9
144a Private Placement: Preliminary Term Sheet

$ 6,376,000 (Approximate)

WaMu Mortgage Pass-Through Certificates,
Series 2004-AR9

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank FA
Servicer

Bear, Stearns & Co. Inc. Co-Lead Manager and Book-Runner
WaMu Capital Corp. Co-Lead Manager and Book-Runner

All statistical Information is preliminary and based upon Information as of July
1, 2004.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials")  are  privileged and intended for use by the addressee  only.  These
Computational  Materials  have been  prepared  by Bear,  Stearns & Co.  Inc.  in reliance  upon  information  furnished by the issuer of the  securities  and its affiliates.  These Computational  Materials are furnished to you solely by Bear,
Stearns & Co.  Inc.  and not by the  issuer of the  securities.  They may not be provided to any third party other than the  addressee's  legal,  tax,  financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Bear, Stearns & Co. Inc. ARM Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              $ 6,376,000 (Approx.)
            WaMu Mortgage Pass-Through Certificates, Series 2004-AR9
                          5/1 Hybrid ARM Mortgage Loans
------------ --------------- --------------- -------------- ------------- ------------ ------------ -----------------

                                                Credit
                                Expected      Enhancement
              Certificate       Ratings       Percentage      Interest       WAL       Pmt Window   Certificate Type
   Class        Size (1)     S&P / Moody's        (2)        Rate Type      (Years)     (Months)
---------------------------------------------------------------------------------------------------------------------
                                   NOT OFFERED
---------------------------------------------------------------------------------------------------------------------
    A-1        $405,000,000     AAA/Aaa          3.55%          WAC                                    Senior PT

------------ --------------- --------------- -------------- -------------                           -----------------
    A-2         $81,504,000     AAA/Aaa          3.55%         Fixed                                   Senior SEQ
------------ --------------- --------------- -------------- -------------                           -----------------
    A-3         $39,966,000     AAA/Aaa          3.55%         Fixed                                   Senior SEQ
------------ --------------- --------------- -------------- -------------                           -----------------
    A-4          $60,999,000    AAA/Aaa          3.55%         Fixed                                   Senior SEQ
------------ --------------- --------------- -------------- -------------       Not Provided        -----------------
    A-5         $50,467,000     AAA/Aaa          3.55%          WAC                                    Senior SEQ
------------ --------------- --------------- -------------- -------------                           -----------------
    A-6         $48,173,000     AAA/Aaa          3.55%          WAC                                    Senior SEQ
------------ --------------- --------------- -------------- -------------                           -----------------
    A-7        $133,716,000     AAA/Aaa          3.55%          WAC                                    Senior SEQ
------------ --------------- --------------- -------------- -------------                           -----------------
    B-1         $10,624,000      AA/Aa2          2.30%          WAC                                  Subordinate PT
------------ --------------- --------------- -------------- -------------                           -----------------
    B-2          $7,649,000       A/A2           1.40%          WAC                                  Subordinate PT
------------ --------------- --------------- -------------- -------------                           -----------------
    B-3          $5,526,000     BBB/Baa2         0.75%          WAC                                  Subordinate PT
---------------------------------------------------------------------------------------------------------------------
                         PRIVATELY OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------------------------
    B-4          $3,400,000      BB/NR           0.35%        WAC (3)                                Subordinate PT
------------ --------------- --------------- -------------- -------------                           -----------------
    B-5          $1,700,000       B/NR           0.15%        WAC (3)           Not Provided         Subordinate PT
------------ --------------- --------------- -------------- -------------                           -----------------
    B-6          $1,276,000    Not Rated          ---         WAC (3)                                Subordinate PT
------------ --------------- --------------- -------------- ------------- ------------------------- -----------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance.
(2)  The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
(3)  The Class B Certificates will have a certificate interest rate equal to the
     Weighted Average Pass-Through Rate of the Mortgage Loans. The certificate interest rate for the first interest accrual period is expected to be approximately 4.423%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR9
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Depositor/Master Servicer: Washington Mutual Mortgage Securities Corp.

Servicer:  Washington Mutual Bank, FA

Underwriters:  Bear,  Stearns & Co., Inc.  (co-lead manager and book-runner) and
WaMu Capital Corp. (co-lead manager and book-runner).

Trustee:  Deutsche Bank National Trust Company

Cut-off Date:  July 1, 2004

Closing Date:  July 23, 2004

Rating Agencies:  Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Legal Structure:  REMIC

Optional Call:  5% cleanup call (aggregate portfolio)

Distribution  Date: 25th of each month or next business day,  commencing  August
25th, 2004.

Form of Registration: The Privately Offered Certificates will be issued in fully registered form.

ERISA:  The Privately Offered Certificates are not ERISA eligible.

SMMEA:  The Privately Offered Certificates are not SMMEA eligible.

Interest Accrual Period: The interest accrual period on the Privately Offered
Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the
Closing Date, the price to be paid by investors for the Privately Offered
Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (22 days).

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Advancing Obligation: The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest: On each Distribution Date, the Master Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from prepayments in full
("Payoffs") made from the 15th day of the calendar month preceding the
Distribution Date to the last day of the month and (2) the sum of (a) the applicable monthly master servicing fee, (b) any reinvestment income realized by the Master Servicer relating to Payoffs made during the period beginning on the
15th day of the preceding calendar month and ending on the 14th day of the month of the Distribution Date and (c) interest payments on Payoffs received during the period of the first day through the 14th day of the month of the
Distribution Date.

Servicing Fee:  0.375% per annum of the principal balance of each Mortgage Loan.

Master Servicing Fee: 0.050% per annum of the principal balance of each Mortgage
Loan.

Weighted Average Pass-Through
Rate: For each Distribution Date, the weighted average mortgage interest rate on the Mortgage Loans less the per annum rates at which the servicing fee and master servicing fee is calculated.

Collateral Description: As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein is expected to be approximately $850
Million with an average balance of approximately $621,582. The Mortgage Loans are non-convertible, adjustable rate One-Year CMT or One-Year LIBOR indexed
Mortgage Loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (the "5/1 ARM").

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

    Each mortgage loan is either 1) interest only for the first five years and then converts to fully-amortizing over the remaining term of the loan or 2) is fully-amortizing for the original term of the loan. The Mortgage Loans are secured by first liens on one- to four-family residential properties.

  Below are the approximate assumed general characteristics of the Mortgage
Loans as of July 1, 2004:

                             % of         Gross     Net        WAM       Gross      Net        Rate       Roll
Loan Type                    Pool         WAC       WAC        (mos)     Margin     Margin     Caps       (mos)
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
  5/1 CMT - Fully Amort.        7.00%      5.077%    4.652%      359      2.750%     2.325%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
  5/1CMT - Interest Only       91.17%      4.833%    4.408%      359      2.748%     2.323%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
 5/1 LIBOR - Fully Amort.       1.05%      4.837%    4.412%      359      2.250%     1.825%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
 5/1 LIBOR - Interest Only      0.79%      4.581%    4.156%      358      2.250%     1.825%      5/2/5        58
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------
          Total:               100.00      4.848%    4.423%      359      2.739%     2.314%      5/2/5        59
---------------------------- ------------ --------- ---------- --------- ---------- ---------- ---------- ------------

Approximately 92% (by principal balance) of the mortgage pool allows for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loan's balance will fully amortize over its remaining term.

Approximately 10% of the mortgage pool will be subject to prepayment penalties if the borrower prepays their mortgage loan in full. Generally, if the borrower repays their loan in any of years one through three after origination they would be required to pay an additional 3%, 2% and 1%, respectively, of such loans outstanding principal balance. Certificateholders are not entitled to the prepayment penalties.

NOTE: the information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage
Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cash-Flow Description: Distributions on the Certificates will be made on the
25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:

     1. Payment of interest to the holders of the Class A Certificates at a rate equal to their Certificate Interest Rate;

     2. Payment of principal  to the holders of the Class A  Certificates  in an amount equal to the Senior Principal Distribution Amount, concurrently, paid pro rata:

     a.  To the  Class A  Certificates  (except  the  Class  A-1  Certificates), sequentially,  principal,  until their respective certificate principal balances are reduced to zero;

     b. To the Class A-1 Certificates, principal until its certificate principal balance is reduced to zero;

     3.  Payment of  interest  and  principal  sequentially  to the  Subordinate
Certificates in order of their numerical class designations,  beginning with the
Class B-1  Certificates,  so that each such Class shall  receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 3 to the table on Page 3), and (b) principal in an amount equal to such class' pro rata share of the Subordinate Principal Distribution Amount.

The Senior Principal Distribution Amount will generally be comprised of the
Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting
Interest."

The Subordinate Principal Distribution Amount for each Distribution Date will generally be comprised of the pro rata share for the Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior
Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest: The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including July 2011. The Senior
Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%,
40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Subordinate Certificates, does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50%
of the aggregate principal balance of the Subordinate Certificates as of the
Closing Date for each test date.

Notwithstanding the foregoing, if after July 2007 the current Subordinate
Percentage is greater than or equal to two times the initial Subordinate
Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Subordinate Certificates, does not exceed 50% and (ii)
cumulative realized losses for the Mortgage Loans allocated to the Subordinate
Certificates, as a percentage of the aggregate class principal balance of the subordinate certificates as of the Closing Date, do not exceed 30%, then prepayments will be allocated on a pro rata basis between the Senior
Certificates on the one hand and the Subordinate Certificates on the other.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

If in or before July 2007 the current Subordinate Percentage is greater than or equal to two times the initial Subordinate Percentage and (i) the performance trigger described in clause (i) of the immediately preceding paragraph is met and (ii) cumulative realized losses for the Mortgage Loans allocated to the
Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed
20%, then 50% of the Subordinate Certificates' pro rata share of prepayments will be allocated to the Subordinate Certificates.

Notwithstanding the foregoing, in the event the current Senior Percentage exceeds the initial Senior Percentage, the Senior Certificates will receive all unscheduled prepayments.

Allocation of Losses: Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6
Certificates, until the aggregate Class Principal Balance of Class B
Certificates have been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the
Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

   This information is furnished to you solely by Bear Stearns & Co. Inc.
 ("Bear") and not by the issuer of the securities or any of its affiliates. Bear is acting as an underwriter in connection with the proposed transaction

                               Price/Yield Tables

Class B-4 to Maturity
--------------------------------------------------------------------------------------------------------------
  82.50000      5%CPR       10%CPR       15%CPR      20%CPR     25%CPR      30%CPR      35%CPR       40%CPR
------------- ----------- ------------ ----------- ----------- ---------- ----------- ------------ -----------
 Yield (%)       6.28        6.60         7.16        7.81       8.38        8.89        9.43        10.00
  WAL(yrs)      16.47        12.96        9.54        7.31       6.04        5.22        4.57         4.05
 Start Date   8/25/2004    8/25/2004   8/25/2004   8/25/2004   8/25/2004  8/25/2004    8/25/2004   8/25/2004
  End Date    7/25/2034    7/25/2034   7/25/2034   7/25/2034   7/25/2034  7/25/2034    7/25/2034   7/25/2034

Class B-5 to Maturity
--------------------------------------------------------------------------------------------------------------
  63.50000      5%CPR       10%CPR       15%CPR      20%CPR     25%CPR      30%CPR      35%CPR       40%CPR
------------- ----------- ------------ ----------- ----------- ---------- ----------- ------------ -----------
 Yield (%)       9.02        9.81        11.23       12.88       14.32      15.60        16.98       18.42
  WAL(yrs)      16.47        12.96        9.54        7.31       6.04        5.22        4.57         4.05
 Start Date   8/25/2004    8/25/2004   8/25/2004   8/25/2004   8/25/2004  8/25/2004    8/25/2004   8/25/2004
  End Date    7/25/2034    7/25/2034   7/25/2034   7/25/2034   7/25/2034  7/25/2034    7/25/2034   7/25/2034

Class B-6 to Maturity
-------------------------------------- ----------- ----------- ---------- ----------- ------------ -----------
  35.00000      5%CPR       10%CPR       15%CPR      20%CPR     25%CPR      30%CPR      35%CPR       40%CPR
------------- ----------- ------------ ----------- ----------- ---------- ----------- ------------ -----------
 Yield (%)      16.92        18.77       22.44       26.81       30.57      33.94        37.65       41.63
  WAL(yrs)      16.47        12.96        9.54        7.31       6.04        5.22        4.57         4.05
 Start Date   8/25/2004    8/25/2004   8/25/2004   8/25/2004   8/25/2004  8/25/2004    8/25/2004   8/25/2004
  End Date    7/25/2034    7/25/2034   7/25/2034   7/25/2034   7/25/2034  7/25/2034    7/25/2034   7/25/2034

                            *Yield Tables are run from a Closing Date of July 23, 2004.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     July 12, 2004

This information is furnished to you solely by Bear,  Stearns & Co. Inc. and not by the issuer of the securities or any of its  affiliates.  Bear,  Stearns & Co.
Inc.  is acting as  Underwriter  and not  acting as Agent for the  issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions
(parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents)
and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for
Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                             Exhibit I

            WaMu Mortgage Pass-Through Certificates, Series 2004-AR9
                               Collateral Summary

----------------------------------------------------------------------------------- ------------ ------------ ---------------

Stratification                                                                                                    Total
----------------------------------------------------------------------------------- ------------ ------------ ---------------
Total Pool
Number of Loans                                                                                                        1,367
Unpaid Principal Balance                                                                                        $850,000,000
Average UPB                                                                                                         $621,582
Minimum Unpaid Principal Balance                                                                                    $115,838
Maximum Unpaid Principal Balance                                                                                  $1,500,000

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Weighted Averages                                                                     Minimum      Maximum        Total
-----------------                                                                     -------      -------        -----
Gross Coupon                                                                             3.375%       6.750%          4.848%
Net Coupon                                                                               2.950%       6.325%          4.423%
Original Term (months)                                                                      360          360             360
Stated Remaining Term to Maturity (months)                                                  349          360             359
Loan to Value (where available)                                                          10.00%       95.65%          66.51%
Credit Score (where available)                                                              618          821             748
Gross Margin                                                                             2.070%       3.000%          2.739%
Net Margin                                                                               1.645%       2.575%          2.314%
Rate Cap at First Adjustment                                                             5.000%       5.000%          5.000%
Periodic Rate Cap                                                                        2.000%       2.000%          2.000%
Maximum Interest Rate                                                                    8.375%      11.950%          9.853%
Months to Roll                                                                               49           60              59
Seasoning (months)                                                                            0           11               1

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Loan Type/Index
5 Year Fixed / 1 Year  CMT                                                                                            98.16%
5 Year Fixed / 1 Year  LIBOR                                                                                           1.84%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Interest Only
5 Year Interest Only Period                                                                                           91.95%
Fully Amortizing                                                                                                       8.05%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Principal Balances
Less than $200,001                                                                                                     0.03%
                                                                                    -
$200,001  -  $300,000                                                                                                  0.03%
                                                                                    -
$300,001  -  $400,000                                                                                                 10.07%
$400,001  -  $500,000                                                                                                 19.09%
$500,001  -  $600,000                                                                                                 16.16%
$600,001  -  $700,000                                                                                                 14.44%
$700,001  -  $800,000                                                                                                  6.76%
$800,001  -  $900,000                                                                                                  6.33%
$900,001  -  $1,000,000                                                                                                9.07%
$1,000,001  -  $1,100,000                                                                                              2.74%
$1,100,001  -  $1,200,000                                                                                              3.61%
$1,200,001  -  $1,300,000                                                                                              3.90%
$1,300,001  -  $1,400,000                                                                                              2.82%
$1,400,001  -  $1,500,000                                                                                              4.94%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
States > 2%
California                                                                                                            69.04%
Connecticut                                                                                                            2.97%
Florida                                                                                                                2.21%
Illinois                                                                                                               2.97%
New York                                                                                                               7.32%
Washington                                                                                                             3.71%

----------------------------------------------------------------------------------- ------------ ------------ ---------------

The information  contained  herein has been prepared solely for the use of Bear,
Stearns & Co., Inc. and has not been  independently  verified by Bear, Stearns &
Co., Inc.  Accordingly,  Bear,  Stearns & Co., Inc.  makes no express or implied representations or warranties of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.  Bear, Stearns & Co., Inc. assumes no  responsibility  for the  accuracy  of any  material  contained  herein.  The information  contained  herein  will be  superseded  by the  description  of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supercedes the information in all prior collateral term sheets, if any.

----------------------------------------------------------------------------------- ------------ ------------ ---------------

Stratification                                                                                                    Total
----------------------------------------------------------------------------------- ------------ ------------ ---------------

Gross Coupon
Less than 3.501%                                                                                                       0.53%
                                                                                    -
3.501%  -  4.000%                                                                                                      7.79%
                                                                                    -
4.001%  -  4.500%                                                                                                     23.00%
4.501%  -  5.000%                                                                                                     35.70%
5.001%  -  5.500%                                                                                                     23.63%
5.501%  -  6.000%                                                                                                      8.94%
6.001%  -  6.500%                                                                                                      0.32%
6.501%  -  7.000%                                                                                                      0.10%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Gross Margin
2.070%                                                                                                                 0.16%
2.250%                                                                                                                 1.94%
2.600%                                                                                                                 0.35%
2.650%                                                                                                                 0.32%
2.750%                                                                                                                97.07%
3.000%                                                                                                                 0.15%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Maximum Interest Rate
Less than 8.500%                                                                                                       0.33%
8.500%  -  8.999%                                                                                                      4.90%
9.000%  -  9.499%                                                                                                     18.89%
9.500%  -  9.999%                                                                                                     29.22%
10.000%  -  10.499%                                                                                                   31.05%
10.500%  -  10.999%                                                                                                   14.84%
11.000%  -  11.499%                                                                                                    0.48%
11.500%  -  11.999%                                                                                                    0.29%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Credit Score
600 - 649                                                                                                              0.89%
650 - 699                                                                                                              3.94%
700 - 749                                                                                                             43.66%
750 - 799                                                                                                             49.64%
800 - 849                                                                                                              1.88%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Property Type
2-4 Family                                                                                                             0.11%
Co-op                                                                                                                  2.45%
Condominium                                                                                                           11.03%
Single Family                                                                                                         86.41%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Occupancy
Investor                                                                                                               0.04%
Primary Residence                                                                                                     93.74%
Second Home                                                                                                            6.22%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Loan Purpose
Cash Out                                                                                                              30.79%
Purchase                                                                                                              43.31%
Rate/Term Refinance                                                                                                   25.90%

----------------------------------------------------------------------------------- ------------ ------------ ---------------

The information  contained  herein has been prepared solely for the use of Bear,
Stearns & Co., Inc. and has not been  independently  verified by Bear, Stearns &
Co., Inc.  Accordingly,  Bear,  Stearns & Co., Inc.  makes no express or implied representations or warranties of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.  Bear, Stearns & Co., Inc. assumes no  responsibility  for the  accuracy  of any  material  contained  herein.  The information  contained  herein  will be  superseded  by the  description  of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supercedes the information in all prior collateral term sheets, if any.

----------------------------------------------------------------------------------- ------------ ------------ ---------------

Stratification                                                                                                    Total
----------------------------------------------------------------------------------- ------------ ------------ ---------------

Loan To Value Ratio
00.01%   -  30.00%                                                                                                     2.58%
30.01%   -  40.00%                                                                                                     3.77%
40.01%   -  50.00%                                                                                                     6.82%
50.01%   -  55.00%                                                                                                     4.08%
55.01%   -  60.00%                                                                                                     7.70%
60.01%   -  65.00%                                                                                                    10.78%
65.01%   -  70.00%                                                                                                    16.98%
70.01%   -  75.00%                                                                                                    22.41%
75.01%   -  80.00%                                                                                                    24.28%
80.01%   -  85.00%                                                                                                     0.04%
85.01%   -  90.00%                                                                                                     0.43%
90.01%   -  95.00%                                                                                                     0.09%
Greater than 95.00%                                                                                                    0.05%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Month of First Rate Adjustment
08/01/08                                                                                                               0.07%
12/01/08                                                                                                               0.01%
02/01/09                                                                                                               0.16%
03/01/09                                                                                                               0.18%
04/01/09                                                                                                               1.39%
05/01/09                                                                                                              16.30%
06/01/09                                                                                                              52.27%
07/01/09                                                                                                              29.62%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Document Type
Full Documentation                                                                                                    28.55%
Reduced Documentation                                                                                                 24.95%
Low Documentation                                                                                                     46.50%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Remaining Term to Stated Maturity
300 -349                                                                                                               0.07%
350 -355                                                                                                               0.17%
356 -360                                                                                                              99.76%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Prepayment Penalty
1 Year Term (3%,2%,1% Step Penalty)                                                                                    0.36%
3 Year Term (3%,2%,1% Step Penalty)                                                                                    9.66%
None                                                                                                                  89.98%

----------------------------------------------------------------------------------- ------------ ------------ ---------------

The information  contained  herein has been prepared solely for the use of Bear,
Stearns & Co., Inc. and has not been  independently  verified by Bear, Stearns &
Co., Inc.  Accordingly,  Bear,  Stearns & Co., Inc.  makes no express or implied representations or warranties of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.  Bear, Stearns & Co., Inc. assumes no  responsibility  for the  accuracy  of any  material  contained  herein.  The information  contained  herein  will be  superseded  by the  description  of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supercedes the information in all prior collateral term sheets, if any.

----------------------------------------------------------------------------------- ------------ ------------ ---------------

Stratification                                                                                                    Total
----------------------------------------------------------------------------------- ------------ ------------ ---------------

California Zip Concentration
Northern California                                                                                                   35.59%
Southern California                                                                                                   33.46%
Other                                                                                                                 30.96%

----------------------------------------------------------------------------------- ------------ ------------ ---------------
Top 50 Zip Codes (CA Only)
90266 MANHATTAN BEACH, CA                                                                                              0.59%
90024 LOS ANGELES, CA                                                                                                  0.44%
90049 LOS ANGELES, CA                                                                                                  0.44%
90402 SANTA MONICA, CA                                                                                                 0.41%
90254 HERMOSA, CA                                                                                                      0.40%
90275 RANCHO PALOS VERDES, CA                                                                                          0.38%
90277 REDONDO BEACH, CA                                                                                                0.38%
90069 WEST HOLLYWOOD, CA                                                                                               0.37%
90068 LOS ANGELES, CA                                                                                                  0.35%
90048 LOS ANGELES, CA                                                                                                  0.31%
90212 BEVERLY HILLS, CA                                                                                                0.30%
90265 MALIBU, CA                                                                                                       0.29%
90272 PACIFIC PALISADES, CA                                                                                            0.28%
90046 LOS ANGELES, CA                                                                                                  0.26%
90210 BEVERLY HILLS, CA                                                                                                0.26%
91006 ARCADIA, CA                                                                                                      0.26%
90291 VENICE, CA                                                                                                       0.18%
90025 LOS ANGELES, CA                                                                                                  0.16%
90005 LOS ANGELES, CA                                                                                                  0.15%
90278 REDONDO BEACH, CA                                                                                                0.15%
90004 LOS ANGELES, CA                                                                                                  0.14%
90211 BEVERLY HILLS, CA                                                                                                0.13%
90403 SANTA MONICA, CA                                                                                                 0.13%
90815 LONG BEACH, CA                                                                                                   0.13%
90034 LOS ANGELES, CA                                                                                                  0.11%
90067 LOS ANGELES, CA                                                                                                  0.11%
90803 LONG BEACH, CA                                                                                                   0.11%
90001 LOS ANGELES, CA                                                                                                  0.10%
90019 LOS ANGELES, CA                                                                                                  0.10%
90065 LOS ANGELES, CA                                                                                                  0.10%
90077 BEL AIR, CA                                                                                                      0.10%
90094 LOS ANGELES, CA                                                                                                  0.10%
90274 PALOS VERDES ESTATES, CA                                                                                         0.10%
90293 PLAYA DEL REY, CA                                                                                                0.10%
90035 LOS ANGELES, CA                                                                                                  0.08%
90230 CULVER CITY, CA                                                                                                  0.07%
90027 LOS ANGELES, CA                                                                                                  0.06%
90045 LOS ANGELES, CA                                                                                                  0.06%
90292 MARINA DEL REY, CA                                                                                               0.06%
90504 TORRANCE, CA                                                                                                     0.06%
90043 (LOS ANGELES AREA), CA                                                                                           0.05%
90066 LOS ANGELES, CA                                                                                                  0.05%
90401 SANTA MONICA, CA                                                                                                 0.05%
90505 TORRANCE, CA                                                                                                     0.05%
90638 LA MIRADA, CA                                                                                                    0.05%
90717 LOMITA, CA                                                                                                       0.05%
90802 LONG BEACH, CA                                                                                                   0.05%
90814 LONG BEACH, CA                                                                                                   0.05%
90405 SANTA MONICA, CA                                                                                                 0.04%
91001 ALTADENA, CA                                                                                                     0.04%

----------------------------------------------------------------------------------- ------------ ------------ ---------------

The information  contained  herein has been prepared solely for the use of Bear,
Stearns & Co., Inc. and has not been  independently  verified by Bear, Stearns &
Co., Inc.  Accordingly,  Bear,  Stearns & Co., Inc.  makes no express or implied representations or warranties of any kind and expressly  disclaims all liability for any use or misuse of the contents hereof.  Bear, Stearns & Co., Inc. assumes no  responsibility  for the  accuracy  of any  material  contained  herein.  The information  contained  herein  will be  superseded  by the  description  of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supercedes the information in all prior collateral term sheets, if any.

Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.